                                                                   Exhibit 99.13

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.

/s/ NICHOLAS J. DAVISON
-----------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                             CONTENTS
                                             --------
Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to March Monthly Operating Report

16-Apr-02            Summary Of Bank And Investment Accounts        Attachment 1
4:59 PM                   The Delta Queen Steamboat Co.
Summary                      Case No: 01-10970 (EIK)                   UNAUDITED
The Delta Queen               For Month Of March, 2002
Steamboat Co.

                                             Balances
                                   ------------------------------     Receipts &         Bank
                                     Opening          Closing         Disbursements      Statements          Account
Account                            As Of 3/01/02    As Of 3/31/02     Included           Included            Reconciled
-------                            -------------    -------------     --------           --------            ----------
Delta Queen Controlled Disb          29,759.71        11,687.85       Yes                Yes                 Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash             247,191.78       345,733.39       Yes                Yes                 Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                 106,334.06        35,947.79       Yes                No - Not            Yes
Hibernia                                                                                 Concentration
Account # - 812-395-289                                                                  Account

The Delta Queen Steamboat Co.             0.00             0.00       No -               No -                No -
LaSalle - Wealth Management                                           Account            Account             Account
Account # - TNE-043290                                                Closed             Closed              Closed

The Delta Queen Steamboat Co.             0.00             0.00       No -               No -                No -
AmSouth                                                               Account            Account             Account
Account # - 19356307                                                  Closed             Closed              Closed

Delta Queen                               0.00             0.00       No -               No -                No -
LaSalle                                                               Account            Account             Account
Account # - 5800155771                                                Closed             Closed              Closed

DQ Credit Card                            0.00         5,541.02       Yes                No - Not            Yes
Bank One                                                                                 Concentration
Account # - 552-0110062868                                                               Account

DQ Master Cash                            0.00             0.00       No -               No -                No -
Bank One                                                              Account            Account             Account
Account # - 552-0110256700                                            Closed             Closed              Closed

The Delta Queen Steamboat Co         53,772.73       162,406.21       Yes                No - Not            Yes
Receipts                                                                                 Concentration
Hibernia                                                                                 Account
Account # - 882-390-047

The Delta Queen Steamboat Co              0.00             0.00       No -               No -                No -
Receipts                                                              Account            Account             Account
LaSalle                                                               Closed             Closed              Closed
Account # - 5800155839

The Delta Queen Steamboat Co        250,712.50       499,877.32       Yes                No - Not            Yes
Escrow Account                                                                           Concentration
LaSalle                                                                                  Account
Account # - 62-8930-70-3

16-Apr-02                   Receipts & Disbursements              Attachment 2-1
 5:03 PM                  The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (EIK)                   UNAUDITED
DQ Controlled Disb                  Hibernia
                            Controlled Disbursements
                              Account # - 542027373
                            1 March 02 - 31 March 02

Opening Balance - 1 Mar 02
                                     29,759.71

Receipts
                                    612,455.71       From The Delta Queen Steam Boat Co. -
                                                     Hibernia - DQSC Master Cash - Account (812-395-335)

                                    ----------
                                    612,455.71       Total Receipts

Disbursements
                                    (60,426.40)      Benefits - Afloat Employees
                                    (22,584.28)      Benefits - Shore Employees
                                       (361.20)      Commission - DQ - FY 01
                                     (5,520.43)      Crew Medical & Maintenance (P&I)
                                     (4,358.58)      Crew Replacement Check - Pre-Petition
                                     (6,786.83)      Crew Union Dues/Other Employee Payments
                                     (3,000.00)      Passenger Refunds - FY 02
                                    (62,663.53)      Professional Fees
                                    (30,128.45)      SG&A - Finance
                                       (378.68)      SG&A - Hotel Operations
                                       (626.51)      SG&A - Human Resources
                                    (28,067.64)      SG&A - IT/Communications
                                    (48,275.41)      SG&A - Legal/Risk Management
                                     (2,205.33)      SG&A - Office - Chicago
                                    (53,471.71)      SG&A - Office - New Orleans
                                     (2,503.34)      SG&A - Office - Weston
                                     (3,845.56)      SG&A - Passenger Services
                                   (186,070.83)      SG&A - Sales & Marketing
                                     (2,331.06)      Start-Up - MQ
                                    (48,794.00)      Taxes
                                       (136.03)      Vessel - DQ FY 01 Operations
                                    (57,991.77)      Vessel - Tie-Up/Other
                                    ----------
                                   (630,527.57)      Total Disbursements

Closing Balance - 31 Mar 02

                                     11,687.85

16-Apr-02                   Receipts & Disbursements              Attachment 2-2
 5:06 PM                  The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (EIK)                   UNAUDITED
DQ Master Cash                      Hibernia
                                 DQ Master Cash
                             Account # - 812-395-335
                            1 March 02 - 31 March 02

Opening Balance - 1 Mar 02
                                    247,191.78

Receipts
                                  1,900,000.00       From American Classic Voyages Co - Credit Suisse
                                                        Asset Management - Account (247003452)
                                    615,000.00       From AMCV Cruise Operations, Inc. - First Union -
                                                        AMCV Cruise Ops Master Cash - Account (2090002602362)
                                    305,768.46       Misc Local Deposits - Primarily FY 02 Deposits En Route
                                                        To Escrow Account
                                         25.00        From Hibernia - Reimbursement From Bank Error
                                  ------------
                                  2,820,793.46       Total Receipts

Disbursements
                                   (612,455.71)      To The Delta Queen Steam Boat Co. -
                                                        Hibernia - DQSC Contr. Disb. - Account (542027373)
                                    (19,766.21)      Airline Reporting Clearinghouse
                                   (149,865.28)      401K Payroll Payments
                                    (75,000.00)      To The Delta Queen Steam Boat Co. - Hibernia -
                                                        DQSC Receipts - Account (882-390-047)
                                    (90,000.00)      To Great AQ Steamboat, LLC - Hibernia -
                                                       AQ Steamer - Account (812-395-343)
                                   (220,000.00)      To The Delta Queen Steam Boat Co. - Hibernia -
                                                        DQ Payroll - Account (812-395-289)
                                   (170,000.00)      To Great River Cruise Line, LLC - Hibernia -
                                                        DQ Steamer - Account (812-395-270)
                                     (8,472.88)      Sysco - Food
                                     (3,825.00)      Consulting
                                    (61,207.49)      Insurance
                                     (2,984.50)      Moving Expense - Miami To New Orleans
                                   (450,000.00)      To Cape Cod Light, LLC - Hibernia Investments , LLC
                                                        Cape Cod Light Security - Account (4R6-771783)
                                   (248,954.53)      To The Delta Queen Steam Boat Co. - LaSalle Bank -
                                                        DQSC Escrow - Account (62-8930-70-3)
                                   (607,009.14)      Professional Fees
                                       (700.00)      Returned Check
                                     (2,011.11)      UPS
                                    ----------
                                 (2,722,251.85)      Total Disbursements

Closing Balance - 31 Mar 02
                                    345,733.39

16-Apr-02                   Receipts & Disbursements              Attachment 2-3
 5:07 PM                  The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (EIK)                   UNAUDITED
DQ Payroll                          Hibernia
                                   DQ Payroll
                             Account # - 812-395-289
                            1 March 02 - 31 March 02

Opening Balance - 1 Mar 02
                                    106,334.06

Receipts
                                    220,000.00       From The Delta Queen Steam Boat Co. -
                                                         Hibernia - DQSC Master Cash - Account (812-395-335)

                                    ----------
                                    220,000.00       Total Receipts

Disbursements
                                   (256,066.29)      Payroll - Wires

                                    (34,319.98)      Payroll - Checks

                                    ----------
                                   (290,386.27)      Total Disbursements

Closing Balance - 31 Mar 02

                                     35,947.79

16-Apr-02                   Receipts & Disbursements              Attachment 2-4
 5:18 PM                  The Delta Queen Steamboat Co.
R&D - BankOne                Case No: 01-10970 (EIK)                   UNAUDITED
DQ Credit Cards                    Bank One
                            Delta Queen Credit Cards
                           Account # - 552-0110062868
                            1 March 02 - 31 March 02

Opening Balance - 1 Mar 02

                                          0.00

Receipts                              5,541.02       Credit Card Charge Back Reversal -
                                                        Paymentech

                                    ----------
                                      5,541.02       Total Receipts

Disbursements
                                                     To Great Hawaiian Properties Corporation -
                                                        Bank One - AHC Mainland Payroll
                                                        Account (552-0110673387)
                                    ----------
                                          0.00

Closing Balance - 31 Mar 02

                                      5,541.02

16-Apr-02                   Receipts & Disbursements              Attachment 2-5
 5:19 PM                  The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (EIK)                   UNAUDITED
DQSC Receipts                       Hibernia
                                  DQSC Receipts
                             Account # - 882-390-047
                            1 March 02 - 31 March 02

Opening Balance - 1 Mar 02
                                     53,772.73

Receipts
                                     75,000.00       From The Delta Queen Steamboat Company - Hibernia -
                                                        DQ Master Cash Account (812-395-335)

                                     92,028.75       From Credit Card Processor

                                    ----------
                                    167,028.75       Total Receipts

Disbursements
                                    (57,088.21)      Credit Card Processor Fees

                                     (1,307.06)      Credit Card Chargebacks

                                    ----------
                                    (58,395.27)      Total Disbursements

Closing Balance - 31 Mar 02
                                    162,406.21

16-Apr-02                   Receipts & Disbursements              Attachment 2-6
 5:23 PM                  The Delta Queen Steamboat Co.
R&D - LaSalle                Case No: 01-10970 (EIK)                   UNAUDITED
DQSC Escrow                          LaSalle
                                   DQSC Escrow
                            Account # - 62-8930-70-3
                            1 March 02 - 31 March 02

Opening Balance - 1 Mar 02

                                    250,712.50

Receipts

                                    248,954.53       From The Delta Queen Steamboat Company - Hibernia -
                                                      DQ Master Cash Account (812-395-335)

                                        210.29       Interest Income

                                    ----------
                                    249,164.82       Total Receipts

Disbursements

                                    ----------
                                          0.00       Total Disbursements

Closing Balance - 31 Mar 02

                                    499,877.32

AMCV US SET OF BOOKS                                 Date: 19-APR-02 08:27:41
INCOME STATEMENT - ATTACHMENT 4                      Page:   1
Current Period: MAR-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                          PTD-Actual
                                                          31-Mar-02
                                                         -----------
Revenue
Gross Revenue                                                   0.00
Allowances                                                      0.00
                                                         -----------
Net Revenue                                                     0.00

Operating Expenses
Air                                                             0.00
Hotel                                                           0.00
Commissions                                                     0.00
Onboard Expenses                                                0.00
Passenger Expenses                                              0.00
Vessel Expenses                                                 0.00
Layup/Drydock Expense                                           0.00
Vessel Insurance                                                0.00
                                                         -----------
Total Operating Expenses                                        0.00

                                                         -----------
Gross Profit                                                    0.00

SG&A Expenses
General and Admin Expenses                                  1,306.00
Sales & Marketing                                               0.00
Start-Up Costs                                                  0.00
                                                         -----------
Total SG&A Expenses                                         1,306.00

                                                         -----------
EBITDA                                                     (1,306.00)

Depreciation                                               41,145.00

                                                         -----------
Operating Income                                          (42,451.00)

Other Expense/(Income)
Interest Income                                                 0.00
Equity in Earnings for Sub                               (709,494.51)
Reorganization expenses                                    13,703.55
Other expense                                              (5,179.02)
                                                         -----------
Total Other Expense/(Income)                              718,019.04

                                                         -----------
Net Pretax Income/(Loss)                                 (760,470.04)

Income Tax Expense                                              0.00
                                                         -----------
Net Income/(Loss)                                        (760,470.04)
                                                         ===========

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:25
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: MAR-2

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                       YTD-Actual        YTD-Actual
                                       31-Mar-02         22-Oct-02
                                     -------------     -------------
ASSETS
Cash and Equivalent                     506,872.93      2,494,983.63

Restricted Cash                               0.00              0.00

Accounts Receivable                   2,225,828.23              0.00

Inventories                             638,824.91        840,779.06

Prepaid Expenses                              0.00         13,147.33

Other Current Assets                          0.00              0.00

                                     -------------     -------------
Total Current Assets                  3,371,526.07      3,348,910.02


Fixed Assets                          7,971,277.75      8,202,345.75

Accumulated Depreciation             (5,406,616.56)    (5,195,800.16)

                                     -------------     -------------
Net Fixed Assets                      2,564,661.19      3,006,545.59


Net Goodwill                                  0.00              0.00

Intercompany Due To/From             37,643,033.69     37,437,552.28

Net Deferred Financing Fees                   0.00          5,434.15

Net Investment in Subsidiaries       31,053,137.36     33,999,708.26

                                     -------------     -------------
Total Other Assets                   68,696,171.05     71,442,694.69

                                     -------------     -------------
Total Assets                         74,632,358.31     77,798,150.30
                                     =============     =============

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:25
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: MAR-2

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                          YTD-Actual        YTD-Actual
                                          31-Mar-02         22-Oct-02
                                        -------------      ------------
LIABILITIES

Accounts Payable                                 0.00              0.00

Accrued Liabilities                          6,660.89              0.00

Deposits                                         0.00              0.00

                                        -------------      ------------
Total Current Liabilities                    6,660.89              0.00


Long Term Debt                                   0.00              0.00

Other Long Term Liabilities              9,993,779.93      9,993,779.93

                                        -------------      ------------
Total Liabilities                       10,000,440.82      9,993,779.93


OTHER

Liabilities Subject to Compromise          577,835.68        577,835.68

                                        -------------      ------------
Total Other                                577,835.68        577,835.68


OWNER'S EQUITY

Common Stock                                 1,000.00          1,000.00

Add'l Paid In Capital                   33,564,332.71     33,564,332.71

Current Net Income (Loss)               (2,301,446.38)    (2,866,520.92)

Retained Earnings                       32,790,195.48     36,527,722.90

                                        -------------      ------------
Total Owner's Equity                    64,054,081.81     67,226,534.69

                                        -------------      ------------
Total Liabilities & Equity              74,632,358.31     77,798,150.30
                                        =============      ============

The Delta Queen Steamboat Co.     ATTACHMENT 6                     01-10970(JCA)
                    Summary List of Due To/Due From Accounts
                       For the Month Ended March 31, 2002

                                                             BEGINNING                                           ENDING
AFFILIATE NAME                           CASE ID #           BALANCE             DEBITS         CREDITS          BALANCE
                                         ---------        --------------      ------------    ------------    --------------
American Classic Voyages Co.              01-10954         (6,325,037.83)         5,400.41        7,575.57     (6,327,212.99)
AMCV Cruise Operations, Inc.              01-10967        102,975,538.81      1,480,958.72    2,250,423.38    102,206,074.15
Great AQ Steamboat, L.L.C                 01-10960        (17,101,370.49)       150,351.23       39,922.57    (16,990,941.83)
Great Pacific NW Cruise Line, L.L.C       01-10977         (8,436,809.68)        32,092.21        9,483.86     (8,414,201.33)
Great River Cruise Line, L.L.C            01-10963         (6,833,173.43)       237,313.06      208,919.57     (6,804,779.94)
Great Ocean Cruise Line, L.L.C            01-10959        (14,935,686.13)       170,017.90    1,693,478.13    (16,459,146.36)
Cruise America Travel, Incorporated       01-10966            252,135.90         24,580.96        4,631.02        272,085.84
Delta Queen Coastal Voyages, L.L.C        01-10964           (901,471.80)       450,000.00       15,558.57       (467,030.37)
Cape Cod Light, L.L.C                     01-10962         (1,436,292.11)        67,562.32       35,329.58     (1,404,059.37)
Cape May Light, L.L.C                     01-10961         (8,466,448.11)        67,562.32       32,232.74     (8,431,118.53)
Project America, Inc.                     N/A              (2,935,356.03)            --              --        (2,935,356.03)
Oceanic Ship Co.                          N/A                (136,810.43)            --              --          (136,810.43)
Project America Ship I, Inc.              N/A                 255,723.41             --              --           255,723.41
Project America Ship II, Inc.             N/A                (142,646.25)            --              --          (142,646.25)
Ocean Development Co.                     01-10972          2,214,633.49             --              --         2,214,633.49
Great Hawaiian Cruise Line, Inc.          01-10975                381.00             --              --               381.00
Great Hawaiian Properties Corporation     01-10971          1,247,073.77             --              --         1,247,073.77
American Hawaii Properties Corporation    01-10976             43,550.29             --              --            43,550.29
Great Independence Ship Co.               01-10969            (83,084.83)            --              --           (83,084.83)
CAT II, Inc.                              01-10968               (100.00)            --              --              (100.00)
                                                          --------------      ------------    ------------    --------------
                                                           39,254,749.55      2,685,839.13    4,297,554.99     37,643,033.69
                                                          ==============      ============    ============    ==============

                        The Delta Queen Steamboat Company
                                 01-10970 (EIK)




                            Accounts Receivable Aging
                              As of March 31, 2002





                                  Attachment 7


                                 Not Applicable

                        The Delta Queen Steamboat Company
                                 01-10970 (EIK)




                             Accounts Payable Detail
                              As of March 31, 2002





                                  Attachment 8


                                 Not Applicable

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1.       Physical inventory counts have been performed internally.


2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. An accounts receivable aging is not provided herein as all monies are held in escrow by the credit card processor until completion of the voyage for which the monies have been provided.